SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2003

Georgia-Pacific Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-03506
(Commission File Number)

93-0432081
(IRS Employer Identification Number)

133 Peachtree Street, N. E., Atlanta, Georgia 30303
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 652-4000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Signatures
Press Release, Dated January 13, 2003
Press Release, Dated January 14, 2003
Consolidating Statement of Income

Item 5. Other Events.

     1.     On January 13, 2003, Georgia-Pacific Corporation (“Georgia-Pacific”) issued a press release containing certain earnings guidance for the fourth quarter of its 2002 fiscal year. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5 as if fully set forth herein.

     2.     On January 14, 2003, Georgia-Pacific issued a press release concerning the commencement of an offering of $500 million aggregate principal amount of senior notes in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 5 as if fully set forth herein.

     3.     Exhibit 99.3 hereto sets forth certain supplemental consolidating financial information for Georgia-Pacific, Fort James Corporation, a wholly owned subsidiary of Georgia-Pacific, and other subsidiaries of Georgia-Pacific, as prepared in accordance with Item 3-10 of Regulation S-X promulgated under the Securities Act of 1933, as amended, which is incorporated by reference into this Item 5 as if fully set forth herein.

     4.     As previously announced, effective November 2, 2002, Georgia-Pacific sold a 60% equity interest in its Unisource paper distribution subsidiary to an affiliate of Bain Capital Partners, LLC and retained the remaining 40% equity interest in Unisource. In addition, Georgia-Pacific entered into a financing lease arrangement with a third party regarding certain warehouse facilities used by Unisource.

     As part of the Unisource transaction, Georgia-Pacific:

•	received $471 million in cash during fiscal 2002 in connection with the disposition;
•	received $169 million in cash as a result of the financing lease arrangement;
•	received two payment-in-kind notes from Unisource for $70 million and $100 million, which accrue interest at an annual interest rate of 7% and 8%, respectively, and mature in November 2012;
•	expects to receive in the first half of fiscal 2003 a $193 million cash refund of the related income tax benefit of the Unisource sale; and
•	expects to pay $23 million in taxes in fiscal 2003 in connection with the consummation of the financing lease arrangement.

     On or prior to December 31, 2002, Georgia-Pacific used the cash proceeds received from the Unisource transaction to:

•	repay $460 million outstanding under Unisource’s accounts receivable secured borrowing program, which Georgia-Pacific then terminated;
•	repay $150 million of indebtedness outstanding under its capital markets bridge facility; and
•	pay expenses and taxes incurred in connection with the Unisource transaction.

     As part of the Unisource transaction, Georgia-Pacific entered into a loan agreement with Unisource pursuant to which Georgia-Pacific has agreed, subject to certain conditions, to provide a $100 million subordinated secured loan to Unisource. This loan will be secured by a second priority lien on substantially all of Unisource’s assets and will rank junior to Unisource’s $600 million senior secured credit facility, which is secured by a first priority lien on such assets. This subordinated loan, if drawn, will mature in May 2008 and bear interest at a fluctuating annual rate generally equal to LIBOR plus the applicable margin under Unisource’s senior secured credit facility plus 0.25%. Georgia-Pacific has also agreed to provide certain employee benefits and other administrative services to Unisource pursuant to an agreement with a term of two years. Georgia-Pacific also agreed to provide certain insurance coverage (including related letters of credit) to Unisource, generally for a period of five years, including workers’ compensation, general liability and property insurance.

     5.     Set forth below are certain summary statement of income data and other financial data for, and balance sheet data as of the end of, fiscal 2001 and the nine months ended September 28, 2002 with respect to Unisource.

	Fiscal Year	Nine Months Ended
	2001	September 28, 2002

	(in millions)
Statement of Income Data:
Net sales(a)	$6,213	$4,185
Operating income	31	(221)

Balance Sheet Data (at period end):
Working capital	867	789
Property, plant and equipment, net	256	136
Total assets	2,182	1,364

Other Financial Data:
Capital expenditures	18	5
EBITDA(b)(c)	93	(203)
Adjusted EBITDA(d)	86	13

(a)	Net sales for the fourth quarter of fiscal 2001 were $1,448 million.
(b)	EBITDA is defined as operating income plus depreciation and amortization. EBITDA is not an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles, but Georgia-Pacific includes it because it believes it is a widely accepted indicator of Unisource’s ability to incur and service debt and make capital expenditures. EBITDA does not give effect to cash used for principal repayments of debt or capital expenditures or changes in working capital needs and thus does not reflect excess funds available for discretionary uses. EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.
(c)	EBITDA for the fourth quarter of fiscal 2001 was $14 million.
(d)	Adjusted EBITDA is defined as EBITDA plus nonrecurring charges. The nonrecurring charges consist of the $208 million impairment of goodwill and long-lived assets and $8 million of employee severance costs incurred by Unisource in the nine months ended September 28, 2002 in connection with the Unisource transaction. Adjusted EBITDA for the fourth quarter of fiscal 2001 was $7 million.

     6.     As of December 28, 2002, Georgia-Pacific had:

•	$2,447 million of borrowings outstanding under its revolving credit facility;
•	$529 million allocated to reserves for letters of credit and other financial instruments under its revolving credit facility;
•	$774 million of borrowing availability under its revolving credit facility;
•	$500 million of borrowings outstanding under its capital markets bridge facility (after giving effect to the Unisource transaction); and
•	commitments totaling $700 million under its accounts receivable secured borrowing program, which expires in December 2003, and was in discussions to renew an additional $200 million of commitments under this facility.

          For the fourth quarter of fiscal 2001, Unisource had EBIT of $2 million, depreciation and amortization of $12 million, capital expenditures of $1 million and no interest expense.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, issued by Georgia-Pacific on January 13, 2003.

99.2	Press Release, issued by Georgia-Pacific on January 14, 2003.

99.3	Consolidating Statement of Income for the years ended December 29, 2001, December 30, 2000 and January 1, 2000 and for the third quarter and first nine months of fiscal 2002 and fiscal 2001; Consolidating Statement of Cash Flows for the years ended December 29, 2001, December 30, 2000 and January 1, 2000 and for the nine months ended September 28, 2002 and September 29, 2001; and Consolidating Balance Sheet as of December 29, 2001, December 30, 2000 and January 1, 2000 and as of September 28, 2002.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2003

GEORGIA-PACIFIC CORPORATION

By:	/s/ James E. Terrell
James E. Terrell Vice President and Controller